UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) October 20, 2011

LEGEND OIL AND GAS, LTD.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

COLORADO	000-49752	84-1570556
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

1420 5TH AVENUE, SUITE 2200, SEATTLE, WASHINGTON		98101
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)		(ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (206) 274-5165

INAPPLICABLE

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 20, 2011, Legend Energy Canada, Ltd. (“Legend Canada”), a wholly owned subsidiary of Legend Oil and Gas, Ltd. (“Legend”), completed the previously announced acquisition of the majority of the petroleum and natural gas leases, lands and facilities (the “Assets”) held by International Sovereign Energy Corp. (“ISE”) for the purchase price of Sixteen Million Ten Thousand Sixty-three Canadian Dollars (CA$16,010,063), payable by delivery of Eight Million Nine Hundred Five Thousand Thirty-one Dollars (CA$8,905,031) in cash and Three Million Five Hundred Fifty-two Thousand Five Hundred Sixteen (3,552,516) shares of Legend common stock. A copy of the Asset Purchase Agreement by and among Legend, Legend Canada and ISE was attached to Legend’s current report on Form 8-K filed on September 15, 2011.

To finance the acquisition of the Assets, Legend Canada drew down Five Million Four Hundred Thousand Canadian Dollars (CA$5,400,000) on its Six Million Canadian Dollar (CA$6,000,000) credit facility, with the remainder of the purchase price being paid using Legend cash on hand.

Marshall Diamond-Goldberg, Legend’s President and one of its Directors since September 2010, served as a director of ISE from August 2010 until his resignation from that post in July 2011. The purchase price in the acquisition was determined through independent negotiation between James Vandeberg, Legend’s Vice President and Chief Financial Officer, and Sharad Mistry, ISE’s Chief Executive Officer and Chief Financial Officer. Mr. Diamond-Goldberg recused himself from all negotiations with respect to the transaction.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

As noted above in Item 2.01, Legend Canada completed the acquisition of Assets from ISE for consideration payable, in part, by the issuance of Three Million Five Hundred Fifty-two Thousand Five Hundred Sixteen (3,552,516) shares of Legend common stock. These shares were issued pursuant to the exemption from registration provided by Regulation S under the Securities Act of 1933, as amended.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(d) Compensatory Matters. On October 24, 2011, Legend awarded bonuses to management in recognition of the completion of the ISE transaction. Those bonuses were in the following amounts:

Officer	Amount
Marshall Diamond-Goldberg	$60,000.00
President and Director
James Vandeberg	$50,000.00
Vice President, Chief Financial Officer and Director

ITEM 7.01	REGULATION FD DISCLOSURE

On October 20, 2011, Legend issued a press release relating to the closing of the ISE transaction and certain other matters. A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Description

99.1	Press release dated October 20, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGEND OIL AND GAS, LTD.

By:	/s/ James Vandeberg
James Vandeberg
Vice President and Chief Financial Officer

Dated: October 26, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated October 20, 2011

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